UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 7, 2018
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition
On November 7, 2018, Workiva Inc. ("Workiva") issued a press release announcing its results for the quarter ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure
In August 2018, Martin Vanderploeg, President, Chief Executive Officer and a member of Workiva’s Board of Directors, and Jeffrey Trom, Executive Vice President and Chief Technology Officer, entered into written trading plans in accordance with Rule 10b5-1 of the Exchange Act (a “10b5-1 Plan”).
Pursuant to his 10b5-1 plan, Mr. Vanderploeg's revocable trust plans to sell 25,000 shares of Class A common stock per month starting in November 2018 and continuing through January 2020, unless terminated earlier. The first sale under the plan will not occur prior to November 12, 2018. Total sales under the 10b5-1 Plan will not exceed 375,000 shares of Class A Common Stock, which represents less than 10% of Mr. Vanderploeg’s current beneficial ownership of Workiva Class A Common Stock. Mr. Vanderploeg, who is 62 years old, entered into the 10b5-1 Plan to repay debt and for tax and financial planning purposes. All of the shares to be sold are currently pledged by Mr.Vanderploeg's revocable trust to secure debt.
Pursuant to his 10b5-1 plan, Mr. Trom plans to sell 20,000 shares of Class A common stock per month starting in November 2018 and continuing through January 2020, unless terminated earlier. The first sale under the plan will not occur prior to November 20, 2018. Total sales under the 10b5-1 Plan will not exceed 300,000 shares of Class A Common Stock, which represents less than 10% of Mr. Trom’s current beneficial ownership of Workiva Class A Common Stock. Mr. Trom, who is 58 years old, entered into the 10b5-1 Plan to repay debt and for tax and financial planning purposes.
The 10b5-1 Plans described above were adopted during an authorized trading period and when Mr. Vanderploeg and Mr. Trom were not in possession of material non-public information. Transactions under these 10b5-1 Plans will be reported through Form 144 and Form 4 filings made with the Securities and Exchange Commission, as appropriate.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. By furnishing the information in this Item 7.01, the Company is making no admission as to the materiality of such information.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Press Release entitled "Workiva Announces Third Quarter 2018 Financial Results" dated November 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of November, 2018.

WORKIVA INC.

By:	/s/ J. Stuart Miller
Name:	J. Stuart Miller
Title:	Executive Vice President and Chief Financial Officer